SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            _________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 19, 2004
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)



                             INSIGHTFUL CORPORATION
     ----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                    02-020992              04-2842217
  ----------------------------    ---------------------   -------------------
  (State or Other Jurisdiction    (Commission File No.)     (IRS Employer
      of Incorporation)                                   Identification No.)

     1700 WESTLAKE AVENUE NORTH, #500, SEATTLE, WASHINGTON    98109-3044
     ----------------------------------------------------------------------
            (Address of Principal Executive Offices)          (Zip Code)

                                 (206) 283-8802
     ----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      NONE
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On January 19, 2004, we entered into an Assignment and License Agreement with Lucent Technologies Inc., under which we acquired all of Lucent's right, title and interest to Lucent's "S" software. The purchase price for the software under the agreement is $2 million, of which $1.5 million is to be paid immediately and $500,000 must be paid on or before January 18, 2005. The aggregate purchase price was determined based on negotiations between Lucent and us and was paid from our working capital. The aggregate price will be capitalized and amortized over a three-year period.

     We incorporate Lucent's "S" software into our S-PLUS products. Prior to this acquisition, we licensed the software from Lucent through one of our wholly owned subsidiaries, Statistical Sciences, Inc. Under this license agreement, we had the worldwide, exclusive right, through February 2007, to use, sublicense and support the S software in exchange for royalties and fees. Of the $1,367,000 in software-related cost of revenues we reported for fiscal year 2002, $796,000 was attributable to royalties and fees accrued under the license agreement with Lucent. For the nine months ended September 30, 2003, $682,000 of the $1,547,000 in software-related cost of revenues we reported was attributable to royalties and fees accrued under the license agreement. The license agreement and our obligation to pay royalties to Lucent on future sales of products incorporating the S software are now terminated. In a separate agreement, Lucent also agreed to waive royalty obligations of approximately $230,000 incurred by Insightful since July 1, 2003. A copy of the Assignment and License Agreement is filed with this report as Exhibit 10.1 and is incorporated into this report by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired

     Not applicable.

     (b)  Pro Forma Financial Information

     Not applicable

     (c)  Exhibits

     10.1 Assignment and License Agreement between Lucent Technologies Inc. and Insightful Corporation Effective as of January 19, 2004.

     99.1     Press Release of Insightful Corporation dated February 3, 2004.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INSIGHTFUL CORPORATION


January 21, 2004                      By:   /s/  Fred Schapelhouman
                                            --------------------------------
                                            Fred Schapelhouman
                                            Chief Financial Officer





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                                  EXHIBIT INDEX


Exhibit Number     Description
--------------     -----------

    10.1 Assignment and License Agreement between Lucent Technologies, Inc. and Insightful Corporation Effective as of January 19, 2004.

    99.1           Press Release of Insightful Corporation dated February 3,
                   2004.



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